STATE FARM VARIABLE PRODUCT TRUST

Supplement dated May 23, 2018 to the Prospectus dated May 1, 2018 of State Farm Variable Product (the “Prospectus”).

Effective immediately, the following changes are made to the Prospectus:

The following discussion is added on page 43 of the Prospectus before the heading that begins “Investment Adviser.”

Investment Adviser—Proposed Reorganizations with BlackRock Funds and Proposed Liquidation of the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund

At a Special Meeting Held on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust (the “Board”) approved a separate Agreement and Plan of Reorganization for six of the funds of State Farm Variable Product Trust (“Variable Product Trust”) pursuant to which each fund listed in the chart immediately below under the heading “Target Funds” (each, a “Target Fund” and collectively, the “Target Funds”) would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund advised by BlackRock Advisors, LLC as set out in the table below under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). The Reorganizations are subject to the completion of certain conditions, including approval by the applicable Target Fund’s shareholders.

Target Funds	Acquiring Funds
Bond Fund	BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.
International Equity Index Fund	BlackRock International Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Money Market Fund	BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Upon completion of each Target Fund’s Reorganization, the State Farm Life Insurance Company that issued your variable deferred annuity contract or variable life insurance contract (a “Variable Contract”) will be the record holder of the Acquiring Fund shares attributable to your Variable Contract. The aggregate net asset value of the Acquiring Fund shares attributable to your Variable Contract immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares attributable to your Variable Contract immediately prior to the Reorganization.

With respect to each Target Fund, the Agreement and Plan of Reorganization provides for: (i) the transfer and delivery of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of the Acquiring Fund shares (including fractional shares) by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of Variable Product Trust.

At its May 23, 2018 special meeting, the Board also approved a Plan of Liquidation related to the Variable Product Trust’s Large Cap Equity Fund, Small/Mid Cap Equity Fund and the International Equity Fund (each, a “Liquidating Fund” and collectively, the “Liquidating Funds”). The Plan of Liquidation provides that each Liquidating Fund will be liquidated and dissolved, and describes the steps a Liquidating Funds must take to liquidate and dissolve. Implementing the Plan of Liquidation for a Liquidating Fund is contingent upon a majority of the outstanding voting securities for that fund approving a “Plan of Substitution.” The Plan of Substitution provides that to the extent a Variable Contract owner does not transfer subaccount value attributable to a Liquidating Fund to another subaccount under their policy prior to the liquidation of the Liquidating Fund, the account value automatically will be transferred by State Farm Life Insurance Company or State Farm Life & Accident Assurance Company to the subaccount that invests in Variable Product Trust’s Money Market Fund.

At its May 23, 2018 special meeting, the Board approved convening a special meeting of the Variable Product Trust’s shareholders on September 14, 2018 at 8:00 a.m. at the offices of State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001 (the “Meeting”) to address the following proposals:

•	Ask shareholder of each Target Fund to approve the Agreement and Plan of Reorganization;

•

Ask shareholders of the Variable Product Trust’s Stock and Bond Balanced Fund to approve the elimination of a fundamental investment restriction related to the types of investments that the Stock and Bond Balanced Fund may make (currently, that restriction prevents the Stock and Bond Balanced Fund from investing in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Investment Company Act of 1940, as amended), U.S. Government securities, or short-term paper), and

•	Ask shareholders of the Liquidating Funds to approve a Plan of Substitution.

The Reorganization of a Target Fund will not occur unless a majority of the outstanding voting securities of the Target Fund approves the Reorganization at the Meeting, or at any adjournments of the Meeting. The Reorganization of the Stock and Bond Balanced Fund will not occur unless a majority of the outstanding voting securities of the Stock and Bond Balanced Fund approves its Reorganization and also approves the elimination of the fundamental investment restriction described above. No Reorganization is contingent upon the approval of any other Reorganization (that is, if shareholders of one Target Fund approves the Reorganization of such Fund, it will proceed even if shareholders of another Target Fund do not approve that Fund’s Reorganization).

Implementation of the Plan of Liquidation will not occur with respect to a Liquidating Fund unless a majority of the outstanding voting securities of the Liquidating Fund approves the Plan of Substitution at the Meeting, or at any adjournment of the Meeting. Implementation of the Plan of Substitution for a Liquidating Fund is not contingent upon the approval of the Plan of Substitution with respect to another Liquidating Fund (that is, if shareholders of one Liquidating Fund approves the Plan of Substitution related to such Fund, the liquidation of that Fund will proceed even if shareholders of another Liquidating Fund do not approve that Plan of Substitution related to such Fund).

It is currently anticipated that if approved by shareholders, the closing date for each Reorganization of a Target Fund and the liquidation of a Liquidating Fund may vary, but all closings/liquidations are expected to be completed by the fourth quarter of 2018.

Variable Product Trust will mail a combined prospectus/proxy statement to Variable Product Trust shareholders of record as of May 25, 2018 providing additional information regarding the Meeting, the proposed Reorganizations and the proposal to eliminate the Stock and Bond Balanced Fund’s fundamental investment restriction. Variable Product Trust will mail a proxy statement to its shareholders of record as of May 25, 2018 providing additional information regarding the Meeting and the Plan of Substitution.

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.

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